[LETTERHEAD OF AFL-CIO HOUSING INVESTMENT TRUST]

August 28, 2001



MEMORANDUM


TO:          Participants, AFL-CIO Housing Investment Trust

FROM:        Michael M. Arnold, Executive Vice President

SUBJECT:     Semi-Annual Report   June 30, 2001
-----------------------------------------------------------------------------

I am pleased to enclose the semi-annual report of the AFL-CIO Housing Investment Trust, covering the six months ended June 30, 2001. Total net assets of the Trust increased to $2.577 billion from $2.477 billion at the beginning of the period. The Trust's performance continued to be among the highest in the fixed income market for managers having similar risk characteristics. Returns during the six month period again compared favorably to the industry benchmark, as shown in the report.

Despite continued uncertainty in the economy, we are confident that with the progress achieved to date, 2001 will be another successful year for the Trust.

If you would like additional copies of the report, please do not hesitate to contact us.



MMA/spt
opeiu #2, afl-cio

Enclosure



                          2001 SEMI-ANNUAL REPORT


                        AFL-CIO HOUSING INVESTMENT TRUST

      INSIDE COVER

REPORT TO PARTICIPANTS

In the first six months of 2001, the AFL-CIO Housing Investment Trust delivered solid performance and highly competitive returns to investors. Key to this performance was the Trust's success in managing the portfolio to maximize returns while minimizing risk in the current economic environment. The Trust's investments have also helped working families and communities nationwide by creating jobs and housing while stimulating economic growth. The Trust enters the period ahead with a number of new initiatives and an active pipeline of investments that will help maintain its outstanding record of investment success and its position as one of the most attractive fixed-income investment options available to pension investors.

GROWTH AND PERFORMANCE

The Trust continued to exhibit strong growth in the first two quarters of 2001, with total net assets climbing to $2.58 billion. The Trust attracted $50.6 million in new investments during this period while participants reinvested earnings at a rate of 89.5 percent, reflecting continuing confidence in the Trust's management strategy for its diverse fixed-income portfolio.

The net asset value of $1,086.00 per unit at June 30 represented a gain of $41.73 over the past twelve months. The Trust's 409 participants increased their units of participation held to 2,372,987 at June 30.

The Trust carried out its investment program with one of the most cost-effective operating structures in the industry. Its ratio of expenses to average net assets was 38 basis points (0.38%) for the six months ended June 30, a decrease of 2 basis points from the six months ended June 30, 2000.

While interest rate volatility in the financial markets continued to affect all fixed-income investments as a class, the Trust's total rates of return still compared favorably with the industry benchmark, Lehman Brothers Aggregate Bond Index. The Trust's one-year and five-year total net returns were 11.24 percent and 7.82 percent, respectively.

The Trust's continuing strong performance has put it in the ranks of the top money managers. For example, the Trust's total return ranked 13 out of 234 for the one-year period ended March 31, 2001, and 12 out of 182 for the five-
year period, according to the Nelson's Investment Manager    2001.  While mid-
year data were not available, at the end of the first quarter Nelson's placed
the Trust first among major fund managers   managers with assets under
management of over $1 billion   for the one-year period and fifth for the
five-year period.

               [PIE CHART INDICATING PORTFOLIO DISTRIBUTION]

                       PORTFOLIO DISTRIBUTION (%)

                 Mortgage-backed Securities               65.3%
                 FHA Securities                           18.5%
                 Construction-related Securities and MBS   9.7%
                 State Housing Bonds                       2.0%
                 Federal Agency Notes                      2.6%
                 Short Term Investments                    1.9%


          [BAR CHART INDICATING PERFORMANCE TOTAL RATES OF RETURN]

                  PERFORMANCE - TOTAL RATES OF RETURN (%)(1)

                                       1 Year   3 Years   5 Years    10 Years
                                       ------   -------   -------    --------
Housing Investment Trust
  Gross Returns(2)                     11.65%    6.71%     8.25%      8.45%
Housing Investment Trust
  Net Returns(3)                       11.24%    6.30%     7.82%      7.95%
Lehman Brothers Aggregate
  Bond Index                           11.23%    6.26%     7.48%      7.87%

Returns for periods exceeding one year are annualized.

(1) The performance data shown here represents past performance and does not mean that the Trust will achieve similar results in the future. The investment return and principal value of an investment in the Trust will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A Prospectus containing more complete information may be obtained from the Trust by contacting the Marketing and Investor Relations Department. The Prospectus sets forth information about the Trust that an investor should read carefully before investing.
(2) Gross returns are calculated before the deduction of Trust expenses.
(3) Returns shown reflect the growth of an investment for the specified periods.

INVESTMENT INITIATIVES

Despite the overall slowing of the economy, an active housing market created continuing investment opportunities for Trust products and initiatives. Several new initiatives will help the Trust diversify its sources of credit enhancement and maintain an active pipeline of future investments that will close before year-end 2001.

During the first two quarters of 2001, the Trust issued $113 million in multi-family financing commitments that are expected to produce 881 units of housing. With the current pipeline of Federal Housing Administration (FHA) or state housing finance agency multi-family projects, as well as the expected increase in Fannie Mae transactions under the new HIT Correspondent Lending Initiative, the Trust expects a steady increase in financial commitments through year-end. Of special importance to increasing loan production are the Trust's continuing efforts to broaden and redefine its relationships with Fannie Mae Delegated Underwriting and Servicing (DUS) lenders and state housing finance agencies.

To enhance the Trust's single-family portfolio while simultaneously providing important homeownership opportunities for union members, the Trust has successfully launched its newest mortgage initiative, HIT HOME, in 15 metro-politan areas, while continuing to expand its Homeownership Opportunity Initiative to serve even more working families.

Highlights of new initiatives include:

    -   STATE HOUSING FINANCE AGENCY INITIATIVE
        Building on its successful history of partnering with state housing finance agencies (HFAs), the Trust is piloting an initiative in Illinois that will boost construction-related investments with private mortgage insurance. The Illinois Housing Development Authority (IHDA) and the Ambac Assurance Corporation (AAA-Rated) are participating with the Trust in this initial partnership. By developing a new investment structure with IHDA and Ambac, the Trust has laid the foundation for similar credit-enhanced relationships with other state HFAs.

    -   CORRESPONDENT LENDING INITIATIVE
        To expand and diversify its investment options, the Trust has entered into a Correspondent Lending Agreement with Lend Lease Mortgage Capital, a Fannie Mae DUS Lender. As a Correspondent Lender, the Trust will take advantage of Fannie Mae's growing share of the multi-family housing market by identifying multi-family loans that are eligible to be credit enhanced by Fannie Mae and invested by the Trust.
      Investments created through this initiative will provide competitive returns and will help HIT maintain its rate of investment growth.

    -   HIT HOME
        Through its expanding HIT HOME mortgage program, the Trust is increasing single-family loan production while providing attractive mortgage financing for union members. Working with Countrywide Home Loans and Fannie Mae, the Trust will roll out this initiative in at least 32 metro areas nationwide over the next three years. To date, HIT HOME has been introduced in San Antonio, Texas; Milwaukee, Wisconsin; Cleveland, Columbus and Youngstown, Ohio; Springfield and Hampshire and Franklin Counties, Massachusetts; Philadelphia, Pennsylvania; Albany and Syracuse, New York; Denver, Colorado; St. Louis, Missouri; Hartford, Connecticut, and Birmingham, Alabama.

PORTFOLIO MANAGEMENT

In response to interest rate volatility during the period, the Trust actively managed the portfolio to maximize total returns and participant value consistent with the defined risk management framework. Interest-rate risk was actively managed to be constructively neutral, relative to core fixed-income performance benchmarks. With approximately 98 percent of the Trust's long-term investments continuing to be insured or guaranteed or issued by the U.S. government or government-sponsored enterprises such as Fannie Mae and Freddie Mac, credit risk is minimized.

Investment activity remained strong with the majority of assets invested in the mortgage-backed securities sector, while short-term investments were held to only 1.9 percent of the total portfolio.

A change in the Trust's investment policy, approved at the Annual Participants Meeting in May, will allow the Trust to invest in longer-term agency and treasury securities. This action has provided the Trust with additional tools to manage portfolio risks.

LOOKING AHEAD

The growth and performance achieved in the first half of the year provide the foundation for a successful 2001. Managing the portfolio for changing market conditions, the Trust expects to maintain its characteristic combination of high security and competitive returns. At the same time, the initiatives now underway will increase the Trust's ability to make prudent investments that enhance the portfolio while also creating jobs, stimulating community development and generating much-needed housing. For Trust investors, this means the Trust will continue to be an attractive investment choice in the period ahead.

2001 PARTICIPANTS MEETING

The 2001 Annual Meeting of Participants was held in Washington, D.C., on May 22, 2001. The following matters were put to a vote of Participants at the meeting through the solicitation of proxies.

Richard Ravitch was reelected to chair the Board of Trustees by a vote of 1,449,677.1739 for, 0.0000 against, 902.7222 abstentions, and 865,075.7012 votes not cast.

The table below summarizes votes pertaining to Trustees who were elected at the Annual Meeting.

The following Trustees were not up for election because their terms continued after the date of the Annual Meeting: Linda Chavez-Thompson, Jack E. Cullerton, Alfred J. Fleischer, John J. Flynn, Frank Hanley, Walter M. Kardy, George Latimer, Martin J. Maddaloni, Marlyn Spear, Andrew L. Stern, Edward C. Sullivan and Richard Trumka.

Participants considered and approved an amendment to the Trust's Charter to provide more explicit authorization for the Trust to engage in activities that are designed to generate potential investments in which the Trust is authorized to invest, including but not limited to activities that also generate fees for the Trust or benefit unions and/or union members.

Participants also considered and approved an amendment to the Trust's Charter to modify the Trust's investment policy to allow it to invest up to 10 percent of its assets in United States Treasury issues and in obligations which are issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks or which are backed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks and rated in one of the two highest rating categories, provided that such instruments have a scheduled maturity of 10 years or less.

Arthur Andersen LLP was ratified as the Trust's Public Accountants by a vote of 1,444,360.2768 for, 0.0000 against, 6,419.6193 abstentions and 865,075.7012 votes not cast.


                           Votes          Votes         Votes      Votes Not
    Trustee                 For          Against     Abstaining      Cast
------------------------------------------------------------------------------
John J. Sweeney        1,439,422.1155   5,647.8071   5,709.9735   865,075.7012

Frank Hurt             1,444,797.6669       0.0000   5,982.2292   865,075.7012

Michael E. Monroe      1,429,954.2410   4,758.4873  16,067.1678   865,075.7012

Terrence M. O'Sullivan 1,435,737.4814       0.0000  15,042.4147   865,075.7012

Tony Stanley           1,442,293.1417       0.0000   8,486.7544   865,075.7012

Patricia F. Wiegert    1,443,032.0431       0.0000   7,747.8530   865,075.7012

Jeremiah J. O'Connor   1,444,961.9309       0.0000   5,817.9652   865,075.7012

                         FINANCIAL STATEMENTS

    American Federation of Labor and Congress of Industrial Organizations
                       Housing Investment Trust


                           June 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (Dollars in thousands unless noted; unaudited)


ASSETS

    Investments, at fair value (amortized cost $2,533,627)       $2,573,898
    Cash                                                              1,132
    Accrued interest receivable                                      16,150
    Accounts receivable                                               2,636
    Prepaid expenses and other assets                                 2,472
                                                                 -----------
    TOTAL ASSETS                                                  2,596,288
                                                                 -----------


LIABILITIES

     Accounts payable and accrued expenses                            1,012
     Payables-investments purchased                                   8,975
     Redemptions payable                                              5,780
     Refundable deposits                                              2,030
     Income distribution payable, net dividends
       reinvested of $12,404                                          1,432
                                                                 ----------
     TOTAL LIABILITIES                                               19,229
                                                                 ----------


     NET ASSETS APPLICABLE TO PARTICIPANTS' EQUITY  -
     CERTIFICATES OF PARTICIPATION - AUTHORIZED UNLIMITED;
     OUTSTANDING 2,372,987 UNITS (NOTE 5)                        $2,577,059
                                                                 ==========

     NET ASSET VALUE PER UNIT OF PARTICIPATION (IN DOLLARS)       $1,086.00
                                                                 ==========



     See accompanying notes to financial statements

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2001 (Dollars in Thousands; unaudited)

INTEREST                                       FACE      AMORTIZED
  RATE          MATURITY DATE                 AMOUNT        COST      VALUE
----------------------------------------------------------------------------
SINGLE-FAMILY:
 7.75%          Jul-2021-Aug-2021           521          521        521
 8.00%          Jul-2021                    591          591        591
10.31%          Feb-2016                     71           71         71
                                          -----------------------------
                                          1,183        1,183      1,183
                                          -----------------------------
MULTI-FAMILY:
 6.50%          Aug-2004                  9,126        9,126      9,415
 6.66%          Apr-2040                  5,966        5,977      5,778
 6.75%          Nov-2037-Jul-2040       10,281        9,955     10,008
 6.88%          Jul-2040                 23,324       23,330     22,906
 7.00%          Jun-2039                  6,242        6,325      6,185
 7.13%          Mar-2040                  8,153        8,171      8,134
 7.17%          Feb-2040                  4,892        4,898      4,894
 7.20%          Aug-2039-Sep-2039        11,568       11,583     11,597
 7.25%          Oct-2039-Oct-2039        30,517       30,517     30,798
 7.50%          Nov-2022-Nov-2037        17,181       17,253     17,411
 7.55%          Aug-2012-Nov-2037         9,903        9,914     10,084
 7.63%          Dec-2027-Jun-2037        77,019       76,870     78,607
 7.70%          Oct-2039                 12,453       12,363     12,839
 7.75%          Jan-2038-Oct-2038        11,575       11,600     11,928
 7.80%          Dec-2038                 21,589       21,597     22,332
 7.85%          Sep-2037                  2,587        2,587      2,674
 7.88%          Mar-2037-Jul-2038         9,364        9,375      9,699
 8.00%          Sep-2031-Jun-2038        12,275       12,183     12,706
 8.13%          Apr-2028-Aug-2037        18,873       18,885     19,758
 8.18%          Nov-2036                 36,421       36,124     38,067
 8.25%          Feb-2026-Oct-2036        31,197       31,220     32,453
 8.38%          Jan-2027                 15,844       15,848     16,198
 8.40%          Apr-2012                  1,130        1,130      1,132
 8.50%          Apr-2012-Oct-2029         8,381        8,360      8,632
 8.63%          Dec-2029                  4,155        4,155      4,288
 8.75%          May-2036-Sep-2036        12,172       12,100     12,867
 8.80%          Oct-2032                  5,563        5,563      5,669
 8.88%          Sep-2029-Jun-2036        10,222       10,164     10,597
 9.25%          Feb-2029-Jun-2036        24,333       24,338     25,127
 9.38%          Jun-2036                  1,850        1,870      1,895
 9.50%          Jun-2034                    372          378        410
 9.75%          Jul-2027                  3,552        3,537      3,566
10.00%          Apr-2031                  5,772        5,772      5,798
10.45%          Mar-2031                  1,202        1,205      1,238
                                       --------------------------------
                                        465,054      464,273    475,690
                                       --------------------------------
TOTAL FHA SECURITIES                    466,237      465,456    476,873
                                       ================================



SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2001 (Dollars in Thousands; unaudited)

FHA CONSTRUCTION SECURITIES (2.0% OF TOTAL PORTFOLIO)

 INTEREST RATES                           COMMITMENT   FACE     AMORTIZED
 PERM     CONST        MATURITY DATE*       AMOUNT    AMOUNT      COST      VALUE
------------------------------------------------------------------------------------

Multi-family
6.70%          6.70%      Jun-2002           6,150       6,150     6,150    5,878
6.88%          7.13%      Apr-2030          29,545      26,004    25,923   25,319
6.88%          6.88%      Aug-2041           2,770       1,612     1,505    1,550
7.33%          7.33%      Dec-2042          14,370       2,566     2,566    2,501
7.50%          7.50%      Mar-2032           1,700       1,700     1,705    1,725
7.50%          7.50%      May-2042           6,693       1,153     1,174    1,262
7.93%          7.93%      Feb-2042           2,952       2,952     2,952    3,119
8.27%          8.27%      May-2042           2,575       2,575     2,577    2,752
8.40%          9.50%      Dec-2041           8,723       8,475     8,435    8,650
                                            -------------------------------------
TOTAL FHA CONSTRUCTION SECURITIES           75,478      53,187    52,987   52,756
                                            =====================================


*  Permanent mortgage maturity date

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2001 (Dollars in Thousands; unaudited)

GINNIE MAE SECURITIES (25.5% OF TOTAL PORTFOLIO)

  INTEREST                           FACE      AMORTIZED
    RATE       MATURITY DATE        AMOUNT       COST          VALUE
-----------------------------------------------------------------------------------------
Single-family
 6.50%         Jul-2028-May-2031      11,753      11,727      11,576
 7.00%         Apr-2026-Jan-2030     100,847     102,087     101,752
 7.50%         Apr-2013-Jun-2028      96,926      99,252      99,791
 8.00%         Nov-2009-Dec-2030      73,664      75,490      76,405
 8.50%         Nov-2009-Oct-2030      47,229      48,538      49,555
 9.00%         May-2016-Jun-2025       6,205       6,400       6,634
 9.50%         May-2019-Sep-2030       3,362       3,465       3,614
10.00%-13.50%  Jun-2019                  151         151         167
                                     -------------------------------
                                     340,137     347,110     349,494
                                     -------------------------------
Multi-family
 6.09%         Jun-2021                5,000       5,000       4,933
 6.24%         May-2041               27,906      27,251      26,762
 6.32%         Jan-2041               17,566      16,795      17,050
 6.34%         Aug-2023                3,464       3,464       3,343
 6.50%         Dec-2039-Jul-2040      17,745      17,611      17,371
 6.63%         Oct-2033-Jul-2040      41,998      41,755      41,444
 6.67%         Sep-2040                8,884       8,889       8,788
 6.69%         Jun-2040                5,605       5,596       5,554
 6.75%         Nov-2038-Feb-2041      35,722      35,205      35,531
 6.78%         May-2041               28,093      28,098      27,990
 7.00%         Apr-2040               12,149      11,905      12,278
 7.50%         Apr-2038               24,644      24,291      25,494
 7.80%         Jul-2039               19,074      19,085      20,115
 8.00%         Nov-2036                  894         894         933
 8.15%         Nov-2025                3,733       3,694       3,962
 8.50%         Mar-2027-Jul-2029      33,604      33,609      35,795
 8.75%         Dec-2026                4,265       4,265       4,296
 9.00%         Jun-2030                7,840       7,490       7,866
10.05%         May-2026                1,230       1,230       1,235
12.55%         Jun-2025                6,013       5,962       6,145
                                     -------------------------------
                                     305,429     302,089     306,885
                                     -------------------------------
TOTAL GINNIE MAE SECURITIES          645,566     649,199     656,379
                                     ===============================

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2001 (Dollars in Thousands; unaudited)

GINNIE MAE CONSTRUCTION SECURITIES (7.5% OF TOTAL PORTFOLIO)


   INTEREST RATES                         COMMITMENT   FACE    AMORTIZED
 PERM      CONST       MATURITY DATE*       AMOUNT    AMOUNT     COST        VALUE
------------------------------------------------------------------------------------------
Multi-family
6.62%        6.62%       Jan-2040          10,010       9,559      9,561       9,347
6.98%        6.98%       Jan-2041          47,090      44,353     44,357      44,463
7.23%        8.40%       Sep-2041           8,100       7,832      7,535       8,041
7.24%        7.24%       Dec-2042          51,242       7,304      7,304       7,664
7.25%        7.25%       Jun-2042           4,211          25         25          71
7.33%        7.76%       Jan-2030          27,555      24,849     24,866      25,496
7.33%        7.33%       Jan-2043          11,946           0       (119)         97
7.45%        7.45%       Jun-2042           9,700         341        342         608
7.50%        7.63%       Apr-2041          19,440      16,558     16,566      17,402
7.50%        7.63%       Jan-2042           8,126       2,259      2,261       2,555
7.50%        7.88%       Jul-2042          25,150       4,814      4,816       5,678
7.57%        7.57%       Nov-2041           2,565         785        790         890
7.70%        7.70%       Mar-2042          50,584      31,435     30,606      33,888
7.75%        7.25%       Feb-2031          51,076      22,673     22,418      24,859
7.75%        7.75%       Jul-2042          30,808      10,742     10,135      12,350
                                          ------------------------------------------
TOTAL GINNIE MAE CONSTRUCTION SECURITIES  357,603     183,529    181,463     193,409
                                          ==========================================


*  Permanent mortgage maturity date

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2001 (Dollars in Thousands; unaudited)

FANNIE MAE SECURITIES (29.2% OF TOTAL PORTFOLIO) - INCLUDING CONSTRUCTION SECURITIES

   INTEREST                            COMMITMENT       FACE       AMORTIZED
     RATE          MATURITY DATE         AMOUNT        AMOUNT        COST         VALUE
------------------------------------------------------------------------------------------
SINGLE-FAMILY
 5.50%             Sep-2029                                215           208        200
 6.00%             Jun-2005-Aug-2029                    47,566        47,223     46,164
 6.50%             Oct-2005-Jun-2031                    58,278        58,774     57,568
 7.00%             Jan-2004-Jun-2031                    56,823        57,208     57,205
 7.50%             Jul-2004-Jun-2031                    75,941        75,931     77,561
 8.00%             Jan-2007-May-2031                    31,892        32,437     33,028
 8.50%             Nov-2009-Apr-2031                    18,143        18,534     19,211
 9.00%             Jul-2009-May-2025                     6,076         6,249      6,360
 9.50%             Aug-2004                              1,233         1,235      1,273
                                                      ----------------------------------
                                                       296,167       297,799    298,570
                                                      ----------------------------------

MULTI-FAMILY
 6.02%             Nov-2010                             52,735        52,778     51,697
 6.06%             Sep-2011                              1,878         1,849      1,880
 6.06%             Aug-2010             16,500               0             0       (444)
 6.09%             May-2011                             17,000        16,978     16,681
 6.13%             May-2014                              6,039         5,958      6,120
 6.25%             Dec-2013                              2,552         2,638      2,517
 6.30%             Dec-2015                              3,194         3,173      3,228
 6.38%             Nov-2008                             18,277        18,277     18,388
 6.44%             Mar-2012             60,000               0             4         21
 6.50%             Jun-2016                              3,750         3,756      3,688
 6.52%             Dec-2001-Jul-2008                     8,763         8,669      8,775
 6.53%             May-2030                             11,920        11,978     11,693
 6.63%             Apr-2019                              2,546         2,546      2,522
 6.65%             Apr-2002-Aug-2007                     1,144         1,158      1,151
 6.75%             Mar-2010             22,000               0             0        484
 6.80%             Apr-2016              5,250               0             0          7
 6.90%             Jun-2007                             20,598        21,480     21,030
 6.96%             Aug-2007                              9,460         9,874      9,682

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2001 (Dollars in Thousands; unaudited)

FANNIE MAE SECURITIES (29.2% OF TOTAL PORTFOLIO) -
INCLUDING CONSTRUCTION SECURITIES (continued)

   INTEREST                            COMMITMENT       FACE       AMORTIZED
     RATE          MATURITY DATE         AMOUNT        AMOUNT        COST         VALUE
------------------------------------------------------------------------------------------
 6.97%             Jun-2007                             39,613      39,627      40,727
 7.01%             Apr-2031                              3,760       3,816       3,745
 7.07%             Feb-2031                             19,029      19,600      19,048
 7.14%             Sep-2002                              2,951       2,947       2,961
 7.15%             Oct-2009                              1,000       1,030       1,032
 7.16%             Jan-2022                              8,605       8,979       8,827
 7.20%             Apr-2010-Aug-2029                    10,700      10,309      10,830
 7.25%             Nov-2011-Jul-2012                     9,817       9,817       9,917
 7.27%             Dec-2009                             22,584      22,669      23,205
 7.29%             Jul-2003                              1,704       1,723       1,707
 7.30%             May-2010-Aug-2006                    57,568      59,811      60,518
 7.37%             Oct-2006-Jan-2013                    34,907      35,008      36,264
 7.38%             Jun-2014-Oct-2015       5,687         5,165       5,186       5,315
 7.50%             Dec-2014                              2,547       2,557       2,655
 7.71%             Feb-2010                              9,833      10,125      10,291
 7.75%             May-2012-Dec-2024                     5,210       5,211       5,501
 7.88%             Mar-2007                              2,779       2,816       2,849
 8.00%             Nov-2019-May-2020                     6,811       6,783       7,048
 8.13%             Sep-2012-May-2020                    11,142      11,103      11,744
 8.38%             Jan-2022                              1,080       1,080       1,152
 8.40%             May-2022                                580         590         640
 8.50%             Jan-2007                                348         348         372
 8.63%             Sep-2006                                507         507         528
 8.63%             Sep-2028                              7,226       7,230       8,087
 8.70%             Feb-2005                              4,558       4,685       4,749
 9.13%             Sep-2015                              3,832       3,809       4,121
 9.25%             Jun-2018-Sep-2026                     6,575       6,558       7,149
                                        ----------------------------------------------
                                         109,437       440,287     445,040     450,102
                                        ----------------------------------------------
TOTAL FANNIE MAE SECURITIES              109,437       736,454     742,839     748,672
                                        ==============================================

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2001 (Dollars in Thousands; unaudited)

FREDDIE MAC SECURITIES (10.8% OF TOTAL PORTFOLIO)


   INTEREST                                   FACE          AMORTIZED
     RATE          MATURITY DATE             AMOUNT          COST          VALUE
-------------------------------------------------------------------------------------
SINGLE-FAMILY

 6.00%             Mar-2005-Apr-2029        25,641           25,595        25,244
 6.50%             Dec-2006-Dec-2029        49,456           49,323        49,489
 7.00%             May-2004-Mar-2030        70,736           71,450        71,964
 7.50%             Nov-2003-Apr-2031        66,647           66,591        68,286
 8.00%             May-2008-Aug-2030        36,560           36,836        37,848
 8.25%             Dec-2022                    141              141           148
 8.50%             Jun-2010-Jan-2025        15,086           15,381        15,930
 9.00%             Sep-2010-Mar-2025         2,692            2,776         2,840
                                           --------------------------------------
                                           266,959          268,093       271,749
                                           --------------------------------------

MULTI-FAMILY
 8.00%             Feb-2009                  6,641            6,649         6,657
                                           --------------------------------------
                                             6,641            6,649         6,657
                                           --------------------------------------
TOTAL FREDDIE MAC SECURITIES               273,600          274,742       278,406
                                           ======================================



FEDERAL AGENCY NOTES (2.6% OF TOTAL PORTFOLIO)


   INTEREST                                   FACE          AMORTIZED
     RATE          MATURITY DATE             AMOUNT          COST          VALUE
---------------------------------------------------------------------------------
 5.30%             Dec-2004                   5,725           5,725         5,720
 5.38%             May-2006                  29,000          28,828        28,669
 5.88%             Feb-2006                  15,000          15,268        15,195
 6.01%             Dec-2005                   6,000           6,132         6,104
 6.50%             Nov-2005                  10,000          10,425        10,364
                                            -------------------------------------
TOTAL FEDERAL AGENCY NOTES                   65,725          66,378        66,052
                                            =====================================

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2001 (Dollars in Thousands; unaudited)

STATE HOUSING FINANCE BONDS (2.0% OF TOTAL PORTFOLIO)

   INTEREST                            COMMITMENT       FACE       AMORTIZED
     RATE          MATURITY DATE         AMOUNT        AMOUNT        COST         VALUE
------------------------------------------------------------------------------------------
MULTI-FAMILY
 7.63%           Jan-2008                 813           784         784         788
 7.70%           Jun-2006-Jun-2029     41,095        39,945      39,950      40,348
 8.00%           May-2025                             4,745       4,735       4,852
 8.13%           Jan-2005               1,016           620         608         626
 8.25%           Sep-2012                 500           445         449         457
 8.38%           Feb-2007                 760           760         795         778
 8.63%           Jun-2025                             1,389       1,389       1,453
 9.39%           Dec-2023                               943         943         999
 9.50%           Aug-2012-Apr-2024                    2,093       2,100       2,240
                                   ------------------------------------------------
TOTAL STATE HOUSING FINANCE BONDS     44,184         51,724      51,753      52,541
                                   ================================================

TOTAL LONG-TERM INVESTMENTS                        2,476,022  2,484,817   2,525,088
                                                   ================================

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2001 (Dollars in Thousands; unaudited)

SHORT-TERM INVESTMENTS (1.9% OF TOTAL PORTFOLIO)
                                      INTEREST        FACE      AMORTIZED
DESCRIPTION          MATURITY DATE      RATE         AMOUNT        COST     VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS

Amalgamated Bank         Jul-2001        4.40%        2,000       2,000       2,000
                                                 ----------------------------------
                                                      2,000       2,000       2,000
                                                 ----------------------------------

COMMERCIAL PAPER

Newell Rubbermaid        Jul-2001        4.18%       10,000       9,999       9,999
USA Education            Jul-2001        4.14%       10,000       9,999       9,999
Merrill Lynch            Jul-2001        4.12%       11,400      11,399      11,399
Hubbell, Inc             Jul-2001        4.18%        5,150       5,149       5,149
Corporate Asset Funding  Jul-2001        3.72%        5,000       4,984       4,984
                                                 ----------------------------------
                                                     41,550      41,530      41,530
                                                 ----------------------------------

AGENCY

FNMA                     Aug-2001        3.76%        5,000       4,980       4,980
                                                 ----------------------------------
                                                      5,000       4,980       4,980
                                                 ----------------------------------
CERTIFICATES OF DEPOSIT

Shore Bank - Chicago     Nov-2001        5.05%          100         100         100
Shore Bank - Cleveland   Nov-2001        4.70%          100         100         100
Shore Bank - Pacific     Nov-2001        5.47%          100         100         100
                                                 ----------------------------------
                                                        300         300         300
                                                 ----------------------------------
TOTAL SHORT-TERM INVESTMENTS                         48,850      48,810      48,810
                                                 ==================================
TOTAL INVESTMENTS                                 2,524,872   2,533,627   2,573,898
                                                 ==================================

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001 (Dollars in Thousands, Unaudited)


INVESTMENT INCOME


   Interest:

       FHA securities                                            $19,467
       FHA construction securities                                 2,848
       Ginnie Mae securities                                      22,246
       Ginnie Mae construction securities                          6,629
       Fannie Mae securities (including construction securities)  23,390
       Freddie Mac securities                                     12,168
       Federal Agency Notes                                          163
       State Housing Finance Bonds                                 2,103
       Short-term investments                                      1,338
       Net premium amortization                                   (1,894)
                                                                --------
       TOTAL INCOME                                               88,458
                                                                --------


EXPENSES

       Salaries and fringe benefits                                2,982
       Legal fees                                                    134
       Consulting fees                                                77
       Auditing and tax accounting fees                               70
       Insurance                                                      57
       Marketing and sales promotion                                 253
       Investment management                                         129
       Trustee expenses                                               11
       General expenses                                            1,079
                                                                 -------
       TOTAL EXPENSES                                              4,792

       INVESTMENT INCOME   NET                                    83,666
                                                                 -------
       REALIZED AND UNREALIZED NET GAIN ON INVESTMENTS               792
                                                                 -------
       NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                 $84,458
                                                                 =======



See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended June 30, 2001 (Dollars in thousands; unaudited)

INCREASE IN NET ASSETS FROM OPERATIONS

Investment income   net                                        $83,666
Net realized and unrealized gain on investments                    792
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            84,458

DISTRIBUTION PAID TO PARTICIPANTS OR REINVESTED FROM
INVESTMENT INCOME   NET                                        (83,666)


INCREASE IN NET ASSETS FROM UNIT TRANSACTIONS

Proceeds from the sale of 46,394 units of participation         50,589
Dividend reinvestment of 68,461 units of participation          74,914
Payments for redemption of (24,379) units of participation     (26,718)
                                                             ---------

NET INCREASE FROM SHARE TRANSACTIONS                            98,785
                                                             ---------
TOTAL INCREASE IN NET ASSETS                                    99,577
                                                             ---------
NET ASSETS AT BEGINNING OF PERIOD                            2,477,482
                                                             ---------

NET ASSETS AT END OF PERIOD                                 $2,577,059
                                                             =========




See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940 as a no-load, open-end investment company. The Trust has obtained certain exemptions from the requirements of the Investment Company Act of 1940 that are described in the Trust's prospectus.

Participation in the Trust is limited to labor organizations and eligible pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Investments are presented at value. Value determinations are summarized by specific category of investment as follows:

Long-term investments, consisting of permanent mortgages, mortgage-backed securities, insured construction securities and participation certificates, are valued using published prices, dealer bids or cash flow models discounted using market-based discount and prepayment rates, developed for each investment category. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury Note) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On investments for which the Trust finances the construction and permanent securities, value is determined based upon the total amount of the commitment for the term of the construction securities plus the permanent securities. For insured construction-only securities, the outstanding principal balance of the securities is used to approximate value, assuming no decline in credit quality.

Short-term investments, consisting of repurchase agreements, certificates of deposit and commercial paper that mature less than sixty days from the balance sheet date, are valued at amortized cost, which approximates value. Short-term investments maturing more than sixty days from the balance sheet date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale. Short-term investments maturing more than sixty days from the balance sheet date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates. Additional information relative to investment terms and credit risks are described more fully in the Trust's SEC filings.
Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The total cost of the portfolio of investments for federal income tax purposes approximates the cost of all investments for financial statement purposes.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar month, pro rata distribution is made to participants of the net investment income earned during the preceding month. Amounts distributable, but not disbursed, as of the balance sheet date are classified as income distribution payable.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of redemption.

The Trust offers an income reinvestment plan that allows current participants to automatically reinvest their income distribution into Trust units of participation. Total reinvestment was 89.5 percent of distributable income for the six months ended June 30, 2001.

INVESTMENT INCOME

Interest income is recognized on an accrual basis. Commitment fees, points and other discounts or premiums resulting from the funding or acquisition of mortgage securities or mortgage-backed securities are accounted for as an adjustment to the cost of the investment and amortized over the estimated life of the mortgage securities or mortgage-backed security using the effective interest method. Realized gains and losses from investment transactions are recorded on the trade date using an identified cost basis.

PAYABLES-INVESTMENTS PURCHASED

Payables-Investments Purchased represents an investment that was purchased prior to June 30, 2001, which settled subsequent to June 30, 2001.

2.     TRANSACTIONS WITH AFFILIATES

During the six months ended June 30, 2001, the Trust provided certain services to the AFL-CIO Investment Trust Corporation (formerly known as the Building Investment Trust Corporation), a D.C. non-profit corporation. The total cost for these services and related expenses for the six months ended June 30, 2001, amounted to approximately $917,000. During the six months ended June 30, 2001, the Trust was reimbursed for approximately $629,000 of these costs and prior year costs. In addition, approximately $1.2 million is included within the accounts receivable in the accompanying financial statements for amounts outstanding.

3.     COMMITMENTS

At June 30, 2001, the Trust had outstanding unfunded commitments of approximately $326.7 million. These include commitments to purchase $225 million in FHA and Ginnie Mae construction and permanent securities and $101.7 million in Fannie Mae construction-related mortgage securities. The Trust is required to maintain a segregated account of securities in an amount no less than the total unfunded commitments less short-term investments. As of June 30, 2001, this segregated account held securities with a value of approximately $1.9 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

4.     INVESTMENT TRANSACTIONS

A summary of investment transactions for the separate instruments included in the Trust's investment portfolio, at amortized cost, for the six months ended June 30, 2001, follows:

INVESTMENT TRANSACTIONS (DOLLARS IN THOUSANDS)

                                                                                                  State
                             FHA                      Ginnie Mae      Fannie    Freddie   Federal Housing
               FHA        Construction   Ginnie Mae   Construction     Mae        Mac     Agency  Finance
             Securities   Securities     Securities   Securities    Securities Securities  Notes   Bonds
----------------------------------------------------------------------------------------------------------
Balance,
 January 1,
 2001         $500,362     $122,721     $499,217       $168,219     $688,941    $303,155   $9,070  $52,145

Purchases and
insured
construction
securities
advances, net
of discounts     -          16,635        69,568         75,408      251,533      74,275   65,725      -

Change in
discounts and
(premiums)        122          721        (2,470)           893        7,888       2,849      653      2

Transfers      (3,711)     (81,161)      141,904        (48,568)     (10,248)      1,784       -       -

Principal
reductions    (31,317)      (5,929)      (59,020)       (14,489)    (195,275)   (107,321)  (9,070)  (394)
             ---------    ---------     ---------      ----------   ---------   --------    ------  -----
Balance,
 June 30,
 2001        $465,456     $ 52,987      $649,199        $181,463    $742,839    $274,742  $66,378 $51,753
             =========    =========     =========      ==========   =========   ========   ======  =======

*Including construction securities

5.  PARTICIPANTS' EQUITY (DOLLARS IN THOUSANDS)

    Participants' equity consisted of the following at June 30, 2001:


    Amount invested and reinvested by current participants       $2,537,428

    Accumulated unrealized appreciation in the value
    of investments                                                   39,233

    Accumulated undistributed investment income   net                   398
                                                                -----------
                                                                 $2,577,059
                                                                ===========

6.  REALIZED AND UNREALIZED GAINS ON INVESTMENTS (DOLLARS IN THOUSANDS)

    Realized and unrealized gains on investments are comprised of the following:

     Realized gain on investments                                 $ 5,463
     Net change in unrealized depreciation on investments          (4,671)
                                                               ----------
     Net realized and unrealized gains on
     investments for the six months ended June 30, 2001           $   792
                                                               ==========

7.  RETIREMENT AND DEFERRED COMPENSATION PLANS

The Trust participates in the AFL-CIO Staff Retirement Plan, which is a multi-employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 11.1 percent of employees' salaries for the six months ended June 30, 2001. The total Trust pension expense for the six months ended June 30, 2001 was approximately $216,200.

The Trust also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits an employee to defer the lesser of 15 percent of their annual salary or the applicable IRS limit. The Trust matches dollar for dollar the first $1,550 of employee contributions. The Trust's 401(k) contribution for the six months ended June 30, 2001 was approximately $72,200.

8.  BANK SECURITIES

The Trust has a secured $12.5 million bank line of credit. Borrowings under this agreement bear interest at LIBOR plus one-half percent. One mortgage-backed security with a value of approximately $20.8 million (as of June 30, 2001) has been pledged as collateral for the line of credit. In addition, the Trust has a $12.5 million uncommitted and unsecured line of credit facility. As of June 30, 2001, the Trust had no outstanding balance on either of these facilities. No compensating balances are required.

SUPPLEMENTAL INFORMATION

Selected Per Share Data and Ratios for the Six Months Ended June 30, 2001 and the Years Ended December 31, 2000, 1999, 1998 and 1997

                     Six Months
                       Ended
                    June 30, 2001    2000        1999      1998       1997
-----------------------------------------------------------------------------
Per Share Data
Net Asset Value,
Beginning of Period    $1,085.42   $1,035.72  $1,114.08  $1,104.30  $1,072.98

Net Investment Income      36.18       72.83      71.65      77.48      79.06

Net realized and
unrealized gains
(losses) on
investments                 0.58       49.70     (77.96)     11.15      31.84

Distribution from
investment income - net   (36.18)     (72.83)    (71.74)    (77.55)    (79.10)

Distribution from
realized gain on
investments                    -           -      (0.31)     (1.30)     (0.48)
                        ---------   ---------  --------  ---------  ---------
Net Asset Value,
End of Period           $1,086.00   $1,085.42 $1,035.72  $1,114.08  $1,104.30
                        =========   =========  ========   ========   ========

RATIOS

Ratio of expenses to
average net assets          0.38%(1)    0.38%     0.39%       0.39%      0.43%

Ratio of net investment
income to average net
assets                      6.6%(1)     6.9%      6.7%        6.8%       7.2%

Portfolio turnover rate    34.1%(1)    25.9%     31.7%       39.5%      15.3%

NUMBER OF OUTSTANDING
UNITS AT END OF PERIOD   2,372,987  2,282,511 2,075,197  1,816,185   1,513,856

NET ASSETS, END OF
PERIOD                  $2,577,059 $2,477,482 $2,149,327 $2,023,371 $1,671,745

TOTAL RETURN               6.90%(1)    12.31%    (0.57%)      8.28%     10.74%

See accompanying notes to financial statements

(1) Percents are annualized.

                                [HIT logo]



                    AFL-CIO Housing Investment Trust
                      1717 K Street, NW, Suite 707
                         Washington, DC  20036
                             (202) 331-8055
                           www.aflcio-hit.com